Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of John Hancock Funds II of our reports dated October 8, 2025, October 17, 2025, and October 21, 2025, relating to the financial statements and financial highlights of each of the funds listed in Appendix A (collectively, the “Funds”), which appear in John Hancock Funds II’s Certified Shareholder Report on Form N-CSR for the periods indicated within Appendix A. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Policy Regarding Disclosure of Its Portfolio Holdings” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 22, 2025

Appendix A

Fund Name	Period	Prior Letter Date
John Hancock 2010 Lifetime Blend Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock 2015 Lifetime Blend Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock 2020 Lifetime Blend Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock 2025 Lifetime Blend Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock 2030 Lifetime Blend Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock 2035 Lifetime Blend Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock 2040 Lifetime Blend Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock 2045 Lifetime Blend Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock 2050 Lifetime Blend Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock 2055 Lifetime Blend Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock 2060 Lifetime Blend Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock 2065 Lifetime Blend Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock 2070 Lifetime Blend Portfolio	For the period April 25, 2025 (commencement of operations) through August 31, 2025	October 8, 2025
John Hancock Lifestyle Blend Aggressive Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock Lifestyle Blend Balanced Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock Lifestyle Blend Conservative Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock Lifestyle Blend Growth Portfolio	For the year ended August 31, 2025	October 8, 2025

John Hancock Lifestyle Blend Moderate Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock Multimanager 2010 Lifetime Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock Multimanager 2015 Lifetime Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock Multimanager 2020 Lifetime Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock Multimanager 2025 Lifetime Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock Multimanager 2030 Lifetime Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock Multimanager 2035 Lifetime Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock Multimanager 2040 Lifetime Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock Multimanager 2045 Lifetime Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock Multimanager 2050 Lifetime Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock Multimanager 2055 Lifetime Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock Multimanager 2060 Lifetime Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock Multimanager 2065 Lifetime Portfolio	For the year ended August 31, 2025	October 8, 2025
John Hancock Multimanager 2070 Lifetime Portfolio	For the period April 25, 2025 (commencement of operations) through August 31, 2025	October 8, 2025
John Hancock Multimanager Lifestyle Aggressive Portfolio	For the period January 1, 2025 through August 31, 2025	October 8, 2025
John Hancock Multimanager Lifestyle Balanced Portfolio	For the period January 1, 2025 through August 31, 2025	October 8, 2025
John Hancock Multimanager Lifestyle Conservative Portfolio	For the period January 1, 2025 through August 31, 2025	October 8, 2025
John Hancock Multimanager Lifestyle Growth Portfolio	For the period January 1, 2025 through August 31, 2025	October 8, 2025

John Hancock Multimanager Lifestyle Moderate Portfolio	For the period January 1, 2025 through August 31, 2025	October 8, 2025
John Hancock Blue Chip Growth Fund	For the year ended August 31, 2025	October 17, 2025
John Hancock Small Cap Dynamic Growth Fund	For the year ended August 31, 2025	October 17, 2025
John Hancock Real Estate Securities Fund	For the year ended August 31, 2025	October 17, 2025
John Hancock Alternative Asset Allocation Fund	For the year ended August 31, 2025	October 17, 2025
John Hancock Global Equity Fund	For the year ended August 31, 2025	October 17, 2025
John Hancock Equity Income Fund	For the year ended August 31, 2025	October 17, 2025
John Hancock Multi-Asset High Income Fund	For the year ended August 31, 2025	October 21, 2025
John Hancock Emerging Markets Debt Fund	For the year ended August 31, 2025	October 21, 2025
John Hancock Strategic Income Opportunities Fund	For the year ended August 31, 2025	October 21, 2025
John Hancock Disciplined Value Emerging Markets Equity Fund	For the year ended August 31, 2025	October 21, 2025
John Hancock Floating Rate Income Fund	For the year ended August 31, 2025	October 21, 2025
John Hancock Opportunistic Fixed Income Fund	For the year ended August 31, 2025	October 21, 2025
John Hancock Fundamental All Cap Core	For the period August 1, 2025 through August 31, 2025	October 21, 2025
John Hancock Multi-Asset Absolute Return Fund	For the period August 1, 2025 through August 31, 2025	October 21, 2025
John Hancock Capital Appreciation Value Fund	For the year ended August 31, 2025	October 21, 2025
John Hancock Core Bond Fund	For the year ended August 31, 2025	October 21, 2025
John Hancock International Strategic Equity Allocation	For the year ended August 31, 2025	October 21, 2025

John Hancock Mid Value Fund	For the year ended August 31, 2025	October 21, 2025
John Hancock U.S. Sector Rotation Fund	For the year ended August 31, 2025	October 21, 2025